SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) September 10, 2002

Key Consumer Receivables LLC (as Depositor) under an Amended and Restated Trust Agreement dated as of September 1, 2002; and

Key Bank USA, National Association (as a Seller and as Master Servicer) under a Sale and Servicing Agreement dated as of September 1, 2002 in connection with the issuance of KeyCorp Student Loan Trust 2002-A Asset Backed Notes.

Key Consumer Receivables LLC

Key Bank USA, National Association

(Exact name of Registrant as specified in its charter)

United States

333-62624-03

34-1938746

(State or other jurisdiction of

333-62624

34-1804148

incorporation)

(Commission

(IRS Employer

File Number)

ID Numbers)

Key Tower, 127 Public Square, Cleveland, Ohio

44114

(Address of principal executive offices)

(Zip Code)

Registrants’ Telephone Number,

including area code:

(216) 828-8122

(216) 689-6300

N/A

(Former name or former address, if changed since last report)

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits

99.1

Form of Note Guaranty Insurance Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY CONSUMER RECEIVABLES LLC

By:      /s/ Richard S. Hawrylak

Name:  Richard S. Hawrylak

Title:    Asst. Secretary

KEY BANK USA, NATIONAL ASSOCIATION

By:       /s/ Steven N. Bulloch

Name:  Steven N. Bulloch

Title:    Asst. Secretary

Dated:  September 10, 2002

EXHIBIT  INDEX

Exhibit

Item

99.1

Form of Note Guaranty Insurance Policy